EXHIBIT 10.1










                    VIPER MOTORCYCLE COMPANY 2004 STOCK PLAN






                  Adopted by the Board of Directors on:       FEBRUARY 23, 2004
                  Approved by the Shareholders on:            MARCH 8, 2004
                  Termination Date of Plan:                   FEBRUARY 22, 2014






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                                TABLE OF CONTENTS


SECTION 1.    General Purpose of Plan; Definitions ..........................  1

     1.1      Agreement .....................................................  1

     1.2      Board .........................................................  1

     1.3      Cause .........................................................  1

     1.4      Change in Control .............................................  1

     1.5      Code ..........................................................  3

     1.6      Committee .....................................................  3

     1.7      Company  3

     1.8      Consultant ....................................................  3

     1.9      Disability ....................................................  3

     1.10     Event .........................................................  3

     1.11     Fair Market Value .............................................  3

     1.12     Incentive Option ..............................................  4

     1.13     Non-Employee Director .........................................  4

     1.14     Non-Qualified Option ..........................................  4

     1.15     Outside Director ..............................................  4

     1.16     Option ........................................................  5

     1.17     Parent Corporation ............................................  5

     1.18     Retirement ....................................................  5

     1.19     Stock .........................................................  5

     1.20     Subsidiary ....................................................  5

SECTION 2     Administration ................................................  5

     2.1      Grant of Authority ............................................  5

     2.2      Powers.  5

     2.3      Delegation of Authority .......................................  6

     2.4      Rule Making and Interpretations ...............................  6

     2.5      Modification to Options .......................................  6

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     2.6      Substitute Options ............................................  7

SECTION 3     Stock Subject to Plan .........................................  7

     3.1      Shares Reserved for Issuance ..................................  7

     3.2      Adjustments ...................................................  7

SECTION 4     Eligibility ...................................................  8

     4.1      Eligible Optionees ............................................  8

     4.2      Eligibility for Incentive Stock Options .......................  8

SECTION 5     Terms and Conditions of Options ...............................  8

     5.1      Types of Options ..............................................  8

     5.2      Limit on Option Grants ........................................  8

     5.3      Annual Limit on Incentive Options .............................  8

     5.4      Option Exercise Price .........................................  9

     5.5      Option Term ...................................................  9

     5.6      Exercisability ................................................  9

     5.7      Method of Exercise ............................................  9

     5.8      Tax Withholding ............................................... 10

     5.9      Transferability of Options .................................... 10

     5.10     Termination by Death or Disability ............................ 11

     5.11     Termination by Reason of Retirement ........................... 11

     5.12     Other Termination ............................................. 12

     5.13     Effect of Transfer/Leave of Absence ........................... 12

SECTION 6     Change in Control and Occurrence of an Event .................. 12

     6.1      Acceleration of Exercise of Option ............................ 12

     6.2      Dissolution, Liquidation, and Merger .......................... 12

SECTION 7     Amendments and Termination .................................... 13

SECTION 8     General Provisions ............................................ 14

     8.1      Compliance With Laws .......................................... 14

     8.2      No Rights to Employment ....................................... 14

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     8.3      Governing Law ................................................. 14

     8.4      Repurchase Right .............................................. 15

     8.5      Restrictions on Transfer ...................................... 15

     8.6      Forfeiture for Competition .................................... 15

     8.7      Recovery of Profits for Termination for Cause or Competition .. 16

SECTION 9     Effective Date of Plan ........................................ 16


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                    VIPER MOTORCYCLE COMPANY 2004 STOCK PLAN


SECTION 1.    General Purpose of Plan; Definitions.

       The name of this plan is the Viper Motorcycle Company 2004 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable Viper Motorcycle Company (the "Company") and its Subsidiaries to retain and attract executives, other employees, members of the Board of Directors, and Consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

       For purposes of the Plan, the following terms shall be defined as set forth below:

       1.1 "AGREEMENT" means an agreement by and between the Company and an Optionee under the Plan setting forth the terms and conditions of the Option.

       1.2 "BOARD" means the Board of Directors of the Company as it may be comprised from time to time.

       1.3 "CAUSE" means, except as may otherwise be provided in the terms of the Option Agreement or in a written employment agreement between the Company and the Optionee, a material breach of any written employment agreement between the Company and the Optionee, a material breach of any code of conduct established by the Company, a felony conviction of a Optionee or the failure of an Optionee to contest prosecution for a felony, or an Optionee's willful misconduct or dishonesty, any of which, in the judgment of the Company, is directly and materially harmful to the business or reputation of the Company

       1.4 "CHANGE IN CONTROL" means, except as may otherwise be provided in the terms of the Option Agreement or in a written employment agreement between the Company and the Optionee, any of the following:

              (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Stock, provided, however, that the following shall not constitute a Change in Control pursuant to this subsection 1.4(a):

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                     (i)    any  acquisition  of Stock of the  Company  directly
              from the Company other than in connection with a transaction described in Section 1(d)(iii) below;

                     (ii) any acquisition or beneficial ownership by the Company or a subsidiary;

                     (iii) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries;

                     (iv) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 50% of both the combined voting power of the Company's then outstanding Stock of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Stock of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Stock, as the case may be, immediately prior to such acquisition;

              (b) A majority of the members of the Board of the Company shall not be Continuing Directors. "Continuing Directors" means:

                     (i) individuals who, on the date hereof, are directors of the Company,

                     (ii) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board or

                     (iii) any individual elected or appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships.

              (c)    Approval   by  the   stockholders   of  the  Company  of  a
       reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Stock of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Stock of the Company immediately prior to such reorganization,  merger,  consolidation  or  exchange  beneficially  own, directly or indirectly, more than 50% of, respectively, the combined voting power of the then outstanding stock entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the stock of the Company entitled to vote for directors, as the case may be; or

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              (d)    Approval  by  the  stockholders  of  the  Company  of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation
       with  respect  to  which,   immediately  following  such  sale  or  other
       disposition, more than 50% of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and Stock of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the stock of the Company entitled to vote for directors, as the case may be.

       1.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

       1.6 "COMMITTEE" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

       1.7 "COMPANY" means Viper Motorcycle Company, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

       1.8 "CONSULTANT" means any natural person providing bona fide services to the Company or a Parent Corporation or a Subsidiary of the Company (other than persons either providing services in connection with the offer or sale of securities in a capital raising transaction or directly or indirectly promoting or maintaining a market for the Company's Stock), who is compensated for such services and who is not an employee of the Company or any Parent Corporation or Subsidiary of the Company. A Non-Employee Director may serve as a Consultant.

       1.9 "DISABILITY" means, except as may otherwise be provided in the terms of the Option Agreement or in a written employment agreement between the Company and the Optionee, permanent and total disability as determined by the Committee.

       1.10 "EVENT" means the actual effective date of (a) a transaction described in Sections 1(d)(i), 1(d)(ii), and 1(d)(iii), without regard to the exception contained therein.

       1.11 "FAIR MARKET VALUE" of Stock on any given date shall be determined by the Committee as follows:

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              (a)    if the Stock is listed for trading on one of more  national securities exchanges, or is traded on the Nasdaq Stock Market (including the Nasdaq Small Cap Market), the last reported sales price on such national securities exchange or the Nasdaq Stock Market on the day prior to the date in question, or if such Stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such Stock was so traded; or

              (b) if the Stock is not listed for trading on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market, including the Nasdaq OTC Bulletin Board, the closing bid price for such Stock on day prior to the date in question, or if there is no closing bid price for such Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or

              (c) if neither (a) nor (b) is applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties.

       1.12 "INCENTIVE OPTION" means any Option intended to be and designated as an "Incentive Option" within the meaning of Section 422 of the Code.

       1.13 "NON-EMPLOYEE DIRECTOR" means a non-employee director within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

       1.14 "NON-QUALIFIED OPTION" means any Option that is not an Incentive Option, and is intended to be and is designated as a "Non-Qualified Option."

       1.15   "OUTSIDE DIRECTOR" means a Director who:

              (a) is not a CURRENT employee of the Company or any member of an affiliated group which includes the Company;

              (b)    is not a  FORMER  employee  of  the  Company  who  receives
       compensation   for  prior   services   (other  than   benefits   under  a
       tax-qualified retirement plan) during the taxable year;

              (c)    has not been an officer of the Company;

              (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Section 162(m) of the Code and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services.

This definition shall be further governed by the provisions of Section 162(m) of the Code and regulations promulgated thereunder.

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       1.16   "OPTION"  means any  Option to  purchase  shares of Stock  granted pursuant to Section 5 below.

       1.17 "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

       1.18 "RETIREMENT" means, except as may otherwise be provided in the terms of the Option Agreement or in a written employment agreement between the Company and the Optionee, a Optionee's date of termination which is designated by the Committee as a "retirement" for purposes of the Plan. If no designation is made, Retirement means retirement from active employment with the Company or any Subsidiary or Parent Corporation of the Company on or after age 65.

       1.19 "STOCK" means the Common Stock, no par value per share, of the Company.

       1.20 "SUBSIDIARY" means any corporation (other than the Company), foreign or domestic, in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.    ADMINISTRATION.

       2.1 GRANT OF AUTHORITY. The Plan shall be administered by the Board or by a Committee appointed by the Board consisting of at least three members of the Board of Directors. At such time as the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, and regulations promulgated thereunder, all of the members of the Committee shall be Non-Employee Directors and at such time as the Company is subject to the limits under Section 162(m) of the Code, and regulations promulgated thereunder, all of the members of the Committee shall be Outside Directors, each of whom shall serve at the pleasure of the Board. Any or all of the functions of the Committee specified in the Plan may be exercised by the Board, except for Options intended to comply with regulations under Section 162(m) of the Code and regulations promulgated thereunder.

       2.2 POWERS. The Committee shall have the power and authority to grant Options to eligible Optionees pursuant to the terms of the Plan. In particular, the Committee shall have the authority:

              (a) to select Optionees to whom Options may from time to time be granted hereunder;

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              (b)    to determine whether and to what extent Incentive  Options,
       Non-Qualified Options, or a combination of the foregoing, are to be granted hereunder;

              (c) to determine the number of shares to be covered by each such award granted hereunder;

              (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Option and/or the shares of Stock relating thereto) PROVIDED, HOWEVER, that in the event of an applicable corporate transaction, the applicable provisions of Section 5(c) of the Plan shall govern the acceleration of the vesting of any Option.; and

              (e) to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the plan.

       2.3 DELEGATION OF AUTHORITY. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to the chief executive officer of the Company the authority to exercise the powers specified in Section 2.2 above; provided, however, that from and after the date that the Company is subject to the limits under Section 162(m) of the Code, and regulations promulgated thereunder, such authority shall not be exercised by the chief executive officer with respect to persons who are either the chief executive officer of the Company or the four highest paid officers of the Company other than the chief executive officer.

       2.4 RULE MAKING AND INTERPRETATIONS. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. Except as provided in the next sentence, the Committee shall interpret and administer the Plan and any Incentive Options in a manner consistent with the requirements under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Option, provided the Optionee consents in writing to the modification or amendment. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and all Optionees.

       2.5 MODIFICATION TO OPTIONS. The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, to the extent such amendment is consistent with the terms of the Plan, but no such amendment shall impair the rights of any Optionee without his or her consent except to the extent authorized under the Plan. Except for adjustments pursuant to Section 3 (relating to the adjustment of Stock), no Option may be amended to reduce

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its initial  exercise  price and no Option may be canceled and  replaced  with a
Option having a lower exercise price without the approval of the Company's shareholders. The provisions of this subsection (relating to Option repricing)
cannot  be  amended   unless  the   amendment  is  approved  by  the   Company's
shareholders.

       2.6 SUBSTITUTE OPTIONS. Options may be granted under this Plan from time to time in substitution for stock Options held by employees of other corporations who are about to become employees of the Company, or any parent or subsidiary thereof, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Option so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of the Company at the time of the grant may deem appropriate to conform, in whole or in part to the provisions of the stock Options in substitution for which they are granted, but with respect to stock Options which are incentive stock Options, no such variation shall be permitted which affects the status of any such substitute Option as an incentive stock Option without the consent of the optionee.

SECTION 3.    STOCK SUBJECT TO PLAN.

       3.1 SHARES RESERVED FOR ISSUANCE. The total number of shares of Stock reserved and available for distribution under the Plan shall be 495,000. Such shares shall consist of authorized and unissued shares of Stock of the Company.

       If any shares become available as a result of canceled, unexercised, lapsed or terminated Options under this Plan, such shares shall again be available for distribution in connection with future awards under the Plan. Upon a stock-for-stock exercise of a Option or upon the withholding of stock for the payment of the Option price or taxes, only the net number of shares issued to the Optionee shall be used to calculate the number of shares remaining available for distribution under the Plan.

       3.2 ADJUSTMENTS. The grant of a Option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate or transfer all or any part of its business or assets.

       In the event of a corporate transaction involving the Company (including, without limitation, any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to stockholders) or other event affecting the Stock which would be reasonably likely to result in the diminution or enlargement of any of the benefits intended to be made available under the

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Plan or an Option,  the Committee  shall adjust the  aggregate  number of shares reserved for issuance under the Plan, and the number and Option price of shares subject to outstanding Options granted under the Plan, and make any other adjustments determined to be appropriate by the Committee, in its sole discretion, to reflect such change, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.    ELIGIBILITY.

       4.1 ELIGIBLE OPTIONEES. Officers, other employees of the Company and its Subsidiaries, members of the Board, and Consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Options under the Plan. Eligible persons to be granted Options under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares of stock covered by each award.

       4.2 ELIGIBILITY FOR INCENTIVE STOCK OPTIONS. The Committee shall have the authority to grant Incentive Options only to persons who are employees of the Company, any Subsidiary or Parent Corporation and to grant Non-Qualified Options to employees, Directors and Consultants. To the extent that any Option or portion of an Option does not qualify as an Incentive Option, it shall constitute a separate Non-Qualified Option.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

       5.1 TYPES OF OPTIONS. Each Option shall be evidenced by a written Agreement, in such form as the Committee may approve from time to time, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate. The Options granted under the Plan may be of two types: (a) Incentive Options, and (b) Non-Qualified Options. No Incentive Option may be issued more than 10 years after the earlier of the date the Plan is adopted by the Board or is approved by the shareholders.

       5.2 LIMIT ON OPTION GRANTS. Limitation under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, from and after the date that the Company is subject to the limits under Section 162(m) of the Code, and regulations promulgated thereunder, no person shall receive grants of Options under this Plan that exceed 100,000 shares of Stock during any fiscal year of the Company.

       5.3 ANNUAL LIMIT ON INCENTIVE OPTIONS. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which an Incentive Option under this Plan or any other plan of the Company and any Subsidiary or Parent

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Corporation  is  exercisable  for the first time by a person during any calendar year shall not exceed $100,000.

       5.4 OPTION EXERCISE PRICE. The Option exercise price per share of Stock purchasable under a Option shall be determined by the Committee at the time of grant, except that:

              (a) except as provide below, the exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of the Stock on the date of grant of such Option; and

              (b) the exercise price of a Non Qualified Option shall not be less than 50%. of the Fair Market Value of the Stock of the Company as of the date of the grant of such Option.

       If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary and an Incentive Option is granted to such employee, the Option exercise price shall not be less than 110% of the Fair Market Value of the Stock on the date of grant of such Option.

       5.5 OPTION TERM. The term of each Option shall be fixed by the Committee, but no Incentive Option shall be exercisable more than ten years after the date the Option is granted. In the event that the Committee does not fix the term of a Option, the term shall be ten years from the date the Option is granted, subject to earlier termination as otherwise provided herein. Notwithstanding the foregoing, if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary and an Incentive Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant of such Option.

       5.6 EXERCISABILITY. Options shall be exercisable in accordance with such terms and conditions and during such periods as determined by the Committee at or after grant, subject to the restrictions stated in Section 5.3 above. In the event that the Committee does not determine the time at which a Option shall be exercisable, such Option shall be exercisable one year after the date of grant subject to earlier termination otherwise provided herein. If the Committee provides, in its discretion, that any Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time.

       5.7 METHOD OF EXERCISE. Options may be exercised in whole or in part at any time during the Option term by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, delivery of irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the entire exercise price and any tax withholding resulting from such exercise or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes (except to the extent prohibited by law or SEC rule). As determined by the Committee at the time of grant or exercise, in its sole discretion, payment in full or in part may also be made by tendering, by either actual delivery of shares or attestation, shares of Stock already owned by the Optionee and valued at Fair Market Value (which, in the case of Stock acquired upon exercise of an Option, have been owned for more than six months on the date of surrender); PROVIDED, HOWEVER, that, in the case of an Incentive Option, the right to make a payment in the form of already owned shares may be authorized only at the time the Option is granted. No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the Option only after the person has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 9.1.

       5.8 TAX WITHHOLDING. Each Optionee shall, no later than the date as of which any part of the value of an award first becomes includable as compensation in the gross income of the Optionee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company, any Parent Corporation, and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee. If the terms of a Option so permit, an Optionee may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the Optionee, or (ii) delivering to the Company from shares of Stock already owned by the Optionee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Optionee under this Section, and in the event shares are withheld, the amount withheld shall not exceed the minimum required federal, state and FICA withholding amount. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

       5.9    TRANSFERABILITY OF OPTIONS.

              (a) No Incentive Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and all Incentive Options shall be exercisable, during the Optionee's lifetime, only by the Optionee.

              (b) The Committee may, in its discretion, authorize all or a portion of any Nonqualified Options to be granted to an Optionee to be on terms which permit transfer by such Optionee to

                     (i)    the  spouse,   children  or   grandchildren  of  the
              Optionee ("Immediate Family Members"),

                     (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or

                     (iii) a partnership or partnerships in which such Immediate Family Members are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Option pursuant to which such Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this subsection 5.9(b), and (c) subsection transfers of transferred Options shall be prohibited except those in accordance with this Section 5.9(b).

              Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Optionee" herein shall in such event be deemed to refer to the transferee, except that the events of termination of employment and the provisions of Sections 5.10, 5.11 and 5.12 hereof shall continue to be applied with respect to the original Optionee, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in such Sections.

       5.10 TERMINATION BY DEATH OR DISABILITY. Unless the Option Agreement provides otherwise or the Committee determines, if an Optionee's employment by the Company or any Subsidiary or Parent Corporation terminates by reason of death or Disability, the Option may thereafter be exercised, to the extent it was exercisable at the time of death or Disability (or on such accelerated basis as the Committee shall determine at or after grant), by the Optionee or the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, but may not be exercised after three years from the date of such Disability or death or the expiration of the stated term of the Option, whichever period is shorter. In the event of termination of employment by reason of death or Disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option will thereafter be treated as a Non-Qualified Option.

       5.11 TERMINATION BY REASON OF RETIREMENT. Unless the Option Agreement provides otherwise or the Committee determines, if an Optionee's employment by the Company or any Subsidiary or Parent Corporation terminates by reason of Retirement, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable by the Optionee at the time of such Retirement, but may not be exercised after three years from the date of such Retirement or the expiration of the stated term of the Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option will thereafter be treated as a Non-Qualified Option.

       5.12 OTHER TERMINATION. Unless the Option Agreement provides otherwise or the Committee determines:

              (a) if an Optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for any reason other than death, Disability-Retirement, or as provided in Section 5(l)(ii), the Option shall thereupon immediately terminate; and

              (b) if the Optionee is involuntarily terminated without Cause by the Company and any Subsidiary or Parent Corporation, the Option may thereafter be exercised to the extent it was exercisable at the time of such termination for three months from the date of such termination or the expiration of the stated Option's term, whichever period is shorter.

       5.13 EFFECT OF TRANSFER/LEAVE OF ABSENCE. For purposes of the Plan, the following events shall not be deemed a termination of employment:

              (a) a transfer of an employee from the Company to a Parent Corporation or a Subsidiary, or a transfer of an employee from a Parent Corporation or a Subsidiary to the Company or any other Parent Corporation or Subsidiary;

              (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

              (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

SECTION 6.    CHANGE IN CONTROL AND OCCURRENCE OF AN EVENT.

       6.1 ACCELERATION OF EXERCISE OF OPTION. Unless the Option Agreement provides otherwise, any Option granted under this Plan shall be exercisable in full, without regard to any installment exercise or vesting provisions, upon the occurrence of a Change in Control

       6.2 DISSOLUTION, LIQUIDATION, AND MERGER. Upon an Event, the Committee may, but shall not be obligated to, either:

              (a) if the Event is a merger, consolidation or statutory share exchange, make appropriate provision for the protection of outstanding Options granted under this Plan by the substitution, in lieu of such Options, of Options to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the survivor's Stock which has a Fair Market Value as of the effective date of such merger, consolidation or statutory share exchange equal to the product of (i) the excess of (A) the Event Proceeds per Share (as hereinafter defined) covered by the Option as of such effective date over (B) the exercise price per share of the Stock subject to such Option, times (ii) the number of shares of Stock covered by such Option, or

              (b) declare, at least twenty days prior to the Event, and provide written notice to each Optionee of the declaration, that each outstanding Option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the event (unless it shall have been exercised prior to the occurrence of the Event).

       In connection with any declaration pursuant to this subsection 6.2(b), the Committee may, but shall not be obligated to, cause payment to be made, within twenty days after the Event, in exchange for each cancelled Option to each holder of an Option that is cancelled, of cash equal to the amount (if any), for each share of Stock covered by the cancelled Option, by which the Event Proceeds per Share exceeds the exercise price per share of Stock covered by such Option. At the time of any declaration pursuant to this subsection
6.2(b), each Option that has not previously expired shall immediately become exercisable in full and each holder of an Option shall have the right, during the period preceding the time of cancellation of the Option, to exercise his or her Option as to all or any part of the Stock covered thereby.

       In the event of a declaration pursuant to this subsection 6.2(b), each outstanding Option granted pursuant to this Plan that shall not have been exercised prior to the Event shall be cancelled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this subsection 6.2(b). In addition, in the event of the proposed dissolution or liquidation of the Company, the Committee may provide that any right of the Company to repurchase shares received upon exercise of an Option shall lapse as to all such Stock, provided that the proposed dissolution or liquidation takes place at the time and in the manner provided.

       For purposes of this subsection 6.2(b), "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per share of Stock by the stockholders of the Company upon the occurrence of the Event.

SECTION 7.    AMENDMENTS AND TERMINATION.

       The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Optionee or Optionee under a Option award theretofore granted, without the Optionee's or Optionee's consent, or which, without the approval of the shareholders of the Company, would cause the Plan no longer to comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code, or the rules of the Nasdaq Stock Market or any stock exchange upon which the Shares are then traded, or any other regulatory requirements. Adjustments made by the Committee pursuant to Section 3 (relating to adjustments of Stock) shall not be subject to the limitations of this Section 7.

SECTION 8.   GENERAL PROVISIONS.

       8.1 COMPLIANCE WITH LAWS. No shares of Stock will be issued pursuant to the Plan unless in compliance with applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. The Committee may require each person purchasing shares pursuant to a Option under the Plan to represent to and agree with the Company in writing that the Optionee is acquiring the shares without a view to distribution thereof.

       All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The issuance of shares of Stock may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange upon which the Stock is then listed.

       8.2 NO RIGHTS TO EMPLOYMENT. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholders approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee or Consultant of the Company, any Parent Corporation, or any Subsidiary any right to continuing employment or contract with the Company, any Parent Corporation, or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company, any Parent Corporation, or any Subsidiary to terminate the employment or contract of any employee or Consultant at any time.

       8.3 GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of Delaware, without regard to the conflicts of law provisions thereof, and construed accordingly.

       8.4 REPURCHASE RIGHT. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase shares of Stock acquired pursuant to the Plan, pursuant to which the Optionee shall be required to offer to the Company upon termination of employment for any reason any shares that the Optionee acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

       8.5    RESTRICTIONS ON TRANSFER.

              (a) In the event the Company advises the Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any Option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, the Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an Option to buy or otherwise dispose of any Option granted to Optionee pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

              (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right

                     (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives the Optionee prior written notice of such acceleration, and

                     (ii) to cancel any Options or portions thereof which the Optionee does not exercise prior to or contemporaneously with such public offering.

       The Company reserves the right to place a legend on any stock certificate issued upon the exercise of a Option pursuant to the Plan to assure compliance with this Section 8.5.

       8.6 FORFEITURE FOR COMPETITION. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any Optionee who, at any time within a period of time specified by the Committee not to exceed twelve months after termination of employment with the Company or any Subsidiary or Parent Corporation, directly or indirectly competes with, or is employed by a competitor of, the Company or any Subsidiary or Parent Corporation.

       8.7 RECOVERY OF PROFITS FOR TERMINATION FOR CAUSE OR COMPETITION. If Optionee has sold any shares acquired by Optionee as a result of the exercise of any portion or all of the Options at any time after the date which is 12 months prior to the date of the termination of Optionee's employment, Optionee shall pay to the Company in cash, upon demand, all gains or other economic value actually or constructively received by Optionee, any member of Optionee's family or any trust or other entity in which Optionee or any member of Optionee's family has a beneficial interest, upon the sale of any such shares equal to the difference between the Option exercise price and the value received.

SECTION 9.   EFFECTIVE DATE OF PLAN.

       The Plan shall be effective on the date it is adopted by the Board of Directors. Adoption of the Plan is subject to the condition of approval by the shareholders of the Company within 12 months before or after the adoption of the Plan by the Board. Any Incentive Options granted after adoption of the Plan by the Board of Directors will be treated as Non-Qualified Options if shareholder approval is not obtained within such 12-month period.



                                  --------------------------------


       Adopted by the Board of Directors on February 23, 2004. Approved by the Shareholders on March 8, 2004.